Exhibit 99.77(q)(1)

ITEM 77Q1— Exhibits

(a)(1)	Amendment #99 dated August 17, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® DFA World Equity Portfolio – Filed as an exhibit to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement filed on Form N-1A on September 21, 2015 and incorporated herein by reference.

(a)(2)	Amendment #100 dated August 17, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® Franklin Mutual Shares Portfolio – Filed as an exhibit to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement filed on Form N-1A on September 21, 2015 and incorporated herein by reference.

(a)(3)	Amendment #101 dated August 17, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® Franklin Templeton Founding Strategy Portfolio – Filed as an exhibit to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement filed on Form N-1A on September 21, 2015 and incorporated herein by reference.

(a)(4)	Amendment #102 effective October 15, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the designation of Class R6 shares for Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio – Filed as an exhibit to Post-Effective Amendment No. 121 to the Registrant’s Registration Statement filed on Form N-1A on November 19, 2015 and incorporated herein by reference.

(e)(1)	Amended Schedule A, dated November 2015, to the Amended and Restated Investment Management Agreement dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Directed Services LLC (Traditional Fee Portfolios) – Filed herein.

(e)(2)	First Amendment effective May 1, 2015 to Sub-Advisory Agreement between Voya Investors Trust, Directed Services LLC and Voya Investment Management, Co. LLC dated November 18, 2014 with respect to Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio – Filed as an exhibit to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement filed on Form N-1A on September 21, 2015 and incorporated herein by reference.

(e)(3)	First Amendment effective July 1, 2015 to Portfolio Management Agreement between Directed Services LLC and Morgan Stanley Investment Management Inc. dated November 18, 2014 – Filed herein.

(e)(4)	Amended Schedule A dated November 2015 with respect to the Sub-Advisory Agreement between Directed Services LLC and Voya Investment Management Co. LLC (Unified Fee Portfolios) – Filed herein.